Principal Exchange-Traded Funds
Supplement dated March 25, 2022
to the Prospectus dated November 1, 2021
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR PRINCIPAL INVESTMENT GRADE CORPORATE ACTIVE ETF
In the Investment Advisor and Portfolio Managers section, delete Randy R. Woodbury and add the following alphabetically to the list:

•Darryl Trunnel (since 2022), Portfolio Manager

MANAGEMENT OF THE FUNDS
In the Portfolio Managers section, delete all references to Randy R. Woodbury and add the following alphabetcially to the list:

Darryl Trunnel  has been with Principal® since 2008. He earned a bachelor’s degree in Agricultural Business from Iowa State University. Mr. Trunnel has earned the right to use the Chartered Financial Analyst designation.